Exhibit 99.1 Nevakar Litigation Update December 20, 2022 Confidential Cleansing Material Subject to FRE 408 & State Law Equivalents Preliminary and Subject to Material Change endo.com

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Settlement In Principle with Nevakar ► In resolution of their dispute, Endo and Nevakar (“NVK”) have agreed to amend their 2018 Agreement and grant a mutual release of claims. ► The terms of the amendment are summarized below: Topic Existing 2018 Agreement Amended 2018 Agreement Covered Endo licenses 5 products from NVK, and the Endo licenses 3 products from NVK, with no Products parties must jointly develop them obligation for joint development Lower royalty on net profit (as defined in the Royalties Higher royalties on net profit on all 5 products amendment) on the 3 retained products Contingent payments owed to NVK upon Milestones Milestone payments terminated achievement of certain milestones Future NVK has ability to terminate 2018 Agreement Litigation No ability to terminate licenses for a future Endo material breach Profile 2

The proposed settlement achieves multiple positive outcomes Forecasted Gross Profit ($million) ► The settlement provides certainty of outcome and avoids the cost and hazards of litigation. June 2022 Mgt. Presentation [a] Year Pre-Settle Post-Settle ► The settlement allows both parties to minimize the need for any future 2022 $ 1 $ 1 cooperation. 2023 20 20 ► The settlement is incrementally gross profit 2024 40 50 positive based on the previously disclosed projections reflected in the supplement to 2025 55 65 the June 2022 Management Presentation. 2026 50 60 Total $ 165 $ 195 Impact $ ‒ $ 30 3 [a] Forecasted gross profit is on a risk-adjusted basis consistent with the June 2022 Management Presentation